UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS International Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.35%, 2.32%, 2.17% and .84% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.03%	23.28%	17.36%	7.95%
Class B	20.01%	22.03%	16.28%	7.05%
Class C	20.10%	22.24%	16.40%	7.11%
MSCI EAFE Index+	18.71%	22.16%	19.53%	7.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/07
DWS International Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	21.60%	23.78%	17.94%	6.09%
MSCI EAFE Index+	18.71%	22.16%	19.53%	8.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class share commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 8/31/07	$ 67.17	$ 66.32	$ 66.29	$ 67.34
8/31/06	$ 57.01	$ 56.18	$ 56.22	$ 57.10
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ 1.66	$ .98	$ 1.13	$ 1.88
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	213	15
3-Year	32	of	195	17
5-Year	75	of	175	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,407	$17,657	$20,982	$20,261
	Average annual total return	14.07%	20.87%	15.98%	7.32%
Class B	Growth of $10,000	$11,701	$17,970	$21,161	$19,757
	Average annual total return	17.01%	21.58%	16.17%	7.05%
Class C	Growth of $10,000	$12,010	$18,266	$21,371	$19,870
	Average annual total return	20.10%	22.24%	16.40%	7.11%
MSCI EAFE Index+	Growth of $10,000	$11,871	$18,231	$24,395	$21,579
	Average annual total return	18.71%	22.16%	19.53%	7.99%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS International Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended August 31
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,216,000	$1,896,700	$2,281,700	$1,483,600
	Average annual total return	21.60%	23.78%	17.94%	6.09%
MSCI EAFE Index+	Growth of $1,000,000	$1,187,100	$1,823,100	$2,439,500	$1,695,400
	Average annual total return	18.71%	22.16%	19.53%	8.24%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.00% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/07
DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class S	21.42%	23.67%	17.75%	8.29%
MSCI EAFE Index+	18.71%	22.16%	19.53%	7.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 67.57
8/31/06	$ 57.34
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ 1.85
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	26	of	213	13
3-Year	28	of	195	15
5-Year	62	of	175	36
10-Year	17	of	91	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended August 31
Comparative Results as of 8/31/07
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,142	$18,915	$22,636	$22,184
	Average annual total return	21.42%	23.67%	17.75%	8.29%
MSCI EAFE Index+	Growth of $10,000	$11,871	$18,231	$24,395	$21,579
	Average annual total return	18.71%	22.16%	19.53%	7.99%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,091.50	$ 1,087.40	$ 1,087.30	$ 1,093.20	$ 1,094.20
Expenses Paid per $1,000*	$ 6.48	$ 10.31	$ 10.52	$ 4.80	$ 3.96
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,019.00	$ 1,015.32	$ 1,015.12	$ 1,020.62	$ 1,021.42
Expenses Paid per $1,000*	$ 6.26	$ 9.96	$ 10.16	$ 4.63	$ 3.82
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.23%	1.96%	2.00%	.91%	.75%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Fund's strategy and the market environment during the 12-month period ended August 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the past 12 months?

A: Despite a notable increase in market volatility during the second half of the period, international equities performed very well. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index — the fund's benchmark — delivered a return of 18.71%, handily outpacing the 15.13% return of US equities, as measured by the Standard & Poor's 500® (S&P 500) Index.1,2 The overseas markets were boosted by a combination of strong global growth, robust corporate earnings and — until recently — an abundance of "liquidity," or, in other words, the cash available to be put to work in the financial markets. For US investors, the weakness in the dollar versus other major global currencies provided an added boost to returns.3

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.

Although the general backdrop was positive for the full period, the global equity markets fell significantly through the second half of July into early August. Weakness in the US housing market, along with rapidly rising defaults among the holders of subprime mortgages, led to a credit market crisis and a concurrent increase in risk aversion among investors worldwide. The result was a sell-off in all asset classes, even those not directly related to the difficulties in the United States. But, as has been the case throughout the bull market of the past five years, stock prices recovered quickly. The ensuing rally helped the international markets close the period well above their mid-August lows.

In terms of regional returns, Europe delivered the strongest performance behind better-than-expected economic growth. Japan lagged its global peers by a wide margin, however, reflecting investor concerns that the country's economy is not recovering at a fast enough pace.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the 12 months ended August 31, 2007 was 21.03%, ahead of the MSCI EAFE Index. The fund's Class A shares return was also ahead of the 18.25% average return of its peers, the Lipper International Large-Cap Core Funds category.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's broad positioning helped and hurt performance?

A: As always, it should be noted that all of the fund's sector and industry weightings are the result of our individual stock investments. Still, a variation between the weightings of the fund and those of the index can have an impact on performance. For example, the fund was helped by its underweight (below-benchmark weighting) in Japan, which helped limit the impact of that market's underperformance.5 Overweight positions, or above-benchmark weightings, in both Hong Kong and Germany also were helpful to relative performance. On an industry basis, we added significant value through stock selection in the industrials, consumer discretionary and telecommunications sectors. However, our stock picks underperformed in both the financials and information technology (IT) sectors. With regard to the latter, the fund was hurt by the fact that many of its IT holdings, such as Canon, Inc., are located in the underperforming Japanese market.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What individual stocks helped and hurt performance?

A: The fund's outperformance was driven by a number of successful positions. The Asia ex-Japan region was home to several such winners, the largest of which was China Mobile Ltd. We established this position early in 2007 and benefited as the stock subsequently rose 32% behind the extremely positive outlook for wireless subscriber growth in China. Another Hong Kong-listed stock, the retailer Esprit Holdings Ltd., was boosted by its improved profitability and plans for continued store expansion. The Australian construction and engineering company Leighton Holdings Ltd. also performed very well due to its exposure to the continued infrastructure build-out taking place throughout Asia and the Middle East.

Outside of Asia, a notable winner was AMEC PLC, the UK-based energy and commodities company that we mentioned as a notable new purchase in our February 2007 semiannual report to shareholders. AMEC has performed well since our initial purchase in January, and we are maintaining the fund's position. Nokian Renkaat Oyj, the Finnish manufacturer and distributor of winter tires that we have also discussed in the past, continued to perform well as investors began to appreciate the strength of its niche business in Eastern Europe and Russia. Also making positive contributions were Japan Tobacco Inc. and Bayer AG, the German pharmaceutical company.

On the negative side, the largest detractor was the Italian leasing and asset securitization company Banca Italease. The company's shares were pressured by a larger-than-expected potential liability for clients' losses on derivatives contracts and a resulting investigation by the Italian central bank. The company also announced a large new share issuance, which depressed its price by creating a less favorable balance of supply and demand in the market. The stock has since been sold from the fund's portfolio. Also weighing on returns was another Italian bank, UniCredito Italiano SpA. The stock, which is still held in the portfolio, was pressured by concerns regarding the credit quality of Capitalia, the Rome-based bank which UniCredito is in the process of acquiring. We continue to hold the shares as we believe the combined prospects for growth within its Eastern European franchise, as well as the potential cost savings from the Capitalia transaction, are underappreciated by the market.

Q: What are some notable recent changes to the portfolio?

A: We took advantage of the market correction of July and August to selectively add to positions in stocks whose prices fell to our buy targets. We found some of the most compelling opportunities in the emerging markets, particularly Brazil. There, we purchased shares of the energy company Petroleo Brasileiro SA ("Petrobras"), the financial company Unibanco — Uniao de Bancos Brasileiros SA — and Redecard SA, which as a credit card/ transaction company is well positioned to take advantage of Brazil's strengthening consumer sector. Another new addition was Bancolombia SA, which we believe has substantial room for growth due to the underpenetration of banks in Colombia. Elsewhere in the financials sector, we purchased shares of Bank of Cyprus PCL, a bank with operations in Cyprus, Greece and the Balkans. The company also has a strong and growing position in the business banking sector in Russia, and we expect that this will fuel outstanding growth in the years ahead.

Q: What is your view on the overall market environment?

A: We believe the recent volatility in the global equity markets presents an opportunity for longer-term investors such as ourselves. Investors have been fixated on what the outlook for the US economy means for the rest of the world, and this has weighed on market performance. Nevertheless, we believe the most likely outcome of the recent turmoil is that the United States stays on a path of slow, steady growth, allowing the global economy to remain strong. We believe the emerging markets in particular can continue to deliver robust growth. Despite this generally positive global backdrop, we continue to find a wealth of reasonably valued companies with strong growth potential. Europe, in particular, is fertile ground given that the region as a whole is trading at a price-to-earnings ratio of just 12 times 2008 estimates. While we see Japan as less attractive, we continue to find compelling investments throughout the rest of the Asia region.

With this as background, we will continue to use fundamental research to identify opportunities in individual stocks. Our focus is on finding reasonably valued companies that have strong franchises, a distinct competitive advantage and the ability to execute in any economic environment. Specifically, we will continue to take advantage of DWS's large global research presence to identify attractive companies, such as AMEC, Nokian and Leighton, that have not yet gained the attention of the global analyst community. We believe this approach should hold the fund in good stead amid the backdrop of rapidly shifting investor sentiment.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/07	8/31/06

Common Stocks	97%	96%
Preferred Stocks	2%	2%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Europe (excluding United Kingdom)	52%	53%
Japan	18%	21%
United Kingdom	18%	19%
Pacific Basin	7%	3%
Latin America	3%	4%
Other	2%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Financials	24%	34%
Consumer Discretionary	18%	11%
Industrials	14%	9%
Materials	10%	9%
Consumer Staples	8%	7%
Health Care	7%	11%
Energy	6%	8%
Telecommunication Services	6%	3%
Information Technology	6%	5%
Utilities	1%	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2007 (23.4% of Net Assets)	Country	Percent
1. Canon, Inc. Producer of visual image and information equipment	Japan	3.5%
2. AMEC PLC Operates hotels, inns and resorts throughout Europe	United Kingdom	3.0%
3. Japan Tobacco, Inc. Manufactures and sells tobacco products	Japan	2.9%
4. Total SA Produces, refines, transports and markets oil and natural gas	France	2.4%
5. UniCredito Italiano SpA Provider of commercial banking services	Italy	2.4%
6. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.0%
7. Siemens AG Manufacturer of electrical and electronic equipment	Germany	1.8%
8. KBC Groep NV Attracts deposits and offers banking and insurance services	Belgium	1.8%
9. 3i Group PLC An international venture capital company	United Kingdom	1.8%
10. Esprit Holdings Ltd. Designs, licenses and retails high quality life style products	Hong Kong	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Shares	Value ($)

Common Stocks 97.1%
Australia 2.6%
Australia & New Zealand Banking Group Ltd.	1,354,730	32,147,090
Leighton Holdings Ltd. (a)	748,300	26,902,983
(Cost $46,307,544)		59,050,073
Austria 1.2%
Erste Bank der oesterreichischen Sparkassen AG (Cost $24,947,206)	383,262	27,820,207
Belgium 2.9%
InBev NV	299,870	24,629,851
KBC Groep NV	325,741	40,909,314
(Cost $54,666,008)		65,539,165
Brazil 1.4%
Petroleo Brasileiro SA (ADR)	198,300	12,262,872
Redecard SA (GDR) 144A* (a)	461,800	14,122,324
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	53,600	5,980,688
(Cost $29,838,454)		32,365,884
Canada 1.7%
Shoppers Drug Mart Corp. (Cost $31,577,076)	742,100	37,428,263
China 0.0%
China Merchants Bank Co., Ltd. "H" (Cost $21,419)	6,500	24,722
Colombia 0.7%
Bancolombia SA (ADR) (Preferred) (Cost $15,842,377)	454,600	14,901,788
Cyprus 1.0%
Bank of Cyprus PCL (Cost $22,304,916)	1,340,411	22,580,084
Finland 1.9%
Nokia Oyj	330,900	10,896,290
Nokian Renkaat Oyj (a)	921,624	32,462,592
(Cost $23,657,170)		43,358,882
France 4.2%
Societe Generale	64,288	10,397,525
Total SA	734,316	55,150,706
Vallourec SA	105,324	28,308,811
(Cost $59,808,434)		93,857,042
Germany 14.0%
BASF AG (a)	171,278	22,675,614
Bayer AG (a)	471,346	37,210,985
Commerzbank AG (a)	219,363	8,998,874
Continental AG (a)	92,401	12,014,222
DaimlerChrysler AG (Registered)	200,400	17,880,099
E.ON AG (a)	212,203	35,618,791
Fresenius Medical Care AG & Co. (a)	378,147	18,597,470
GEA Group AG*	703,328	22,769,562
Gerresheimer AG*	437,413	23,062,603
Hochtief AG	91,192	9,152,294
Linde AG	191,800	22,517,708
Merck KGaA (a)	136,860	17,578,232
Salzgitter AG	30,000	5,932,327
Siemens AG (Registered)	328,126	41,236,224
Stada Arzneimittel AG (a)	328,172	21,086,760
(Cost $238,307,713)		316,331,765
Greece 1.9%
Hellenic Telecommunications Organization SA	697,820	22,779,564
National Bank of Greece SA	350,000	20,737,950
(Cost $25,235,824)		43,517,514
Hong Kong 3.0%
China Mobile Ltd.	2,029,000	27,527,992
Esprit Holdings Ltd.	2,734,200	40,278,071
(Cost $50,854,750)		67,806,063
Hungary 0.5%
OTP Bank Nyrt. (Cost $11,116,312)	230,700	11,636,432
India 0.7%
Bharti Airtel Ltd.* (Cost $16,636,865)	771,400	16,642,986
Indonesia 0.3%
PT Telekomunikasi Indonesia (ADR) (Cost $6,199,608)	145,600	6,866,496
Italy 2.4%
UniCredito Italiano SpA (Cost $50,831,335)	6,280,172	53,855,760
Japan 17.6%
Canon, Inc.	1,384,900	79,228,824
Daito Trust Construction Co., Ltd.	117,650	5,588,403
Japan Tobacco, Inc.	11,719	65,383,241
JFE Holdings, Inc.	386,000	25,250,161
Komatsu Ltd.	771,900	23,862,801
Makita Corp.	282,000	10,958,456
Mitsubishi Corp.	624,000	17,805,705
Mitsubishi Heavy Industries Ltd.	47,000	288,440
Mitsui Fudosan Co., Ltd.	682,000	17,882,633
Mizuho Financial Group, Inc.	2,012	12,664,472
Nintendo Co., Ltd.	10,300	4,786,778
ORIX Corp.	135,980	29,178,652
Sumitomo Corp.	668,000	11,701,290
Suzuki Motor Corp.	1,161,000	31,424,786
Toyota Motor Corp.	627,900	36,423,827
Yamaha Motor Co., Ltd.	961,000	25,367,163
(Cost $319,254,710)		397,795,632
Kazakhstan 0.3%
KazMunaiGas Exploration Production (GDR) 144A (Cost $5,693,408)	283,000	6,084,500
Korea 0.4%
Samsung Electronics Co., Ltd. (Cost $2,323,171)	15,551	9,849,246
Mexico 0.9%
Grupo Financiero Banorte SAB de CV "O" (Cost $21,021,626)	5,212,700	21,260,899
Netherlands 0.8%
Akzo Nobel NV (Cost $17,167,801)	220,400	17,373,661
New Zealand 0.3%
Fletcher Building Ltd. (Cost $6,723,156)	844,500	6,981,377
Norway 2.0%
Aker Kvaerner ASA	383,150	9,670,061
Statoil ASA (a)	1,235,100	35,609,954
(Cost $43,631,043)		45,280,015
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A (Cost $3,396,293)	221,723	4,434,460
Russia 1.8%
Gazprom (ADR) (b)	516,100	21,392,254
Gazprom (ADR) (b)	2,100	87,255
VTB Bank (GDR) 144A*	2,130,650	20,006,803
(Cost $43,450,996)		41,486,312
Spain 2.6%
Industria de Diseno Textil SA	345,900	20,339,775
Telefonica SA	1,525,608	37,997,833
(Cost $49,901,528)		58,337,608
Sweden 1.9%
Rezidor Hotel Group AB	1,331,500	9,802,371
Tele2 AB "B"	495,250	9,081,854
Telefonaktiebolaget LM Ericsson "B"	6,632,500	24,707,327
(Cost $40,286,595)		43,591,552
Switzerland 10.1%
ABB Ltd. (Registered)	717,361	17,682,344
Compagnie Financiere Richemont SA "A" (Unit)	537,152	33,326,642
Lonza Group AG (Registered)	306,761	30,091,313
Nestle SA (Registered)	64,985	28,385,623
Novartis AG (Registered) (a)	660,122	34,780,307
Roche Holding AG (Genusschein)	226,471	39,410,793
UBS AG (Registered) (a)	852,157	44,529,935
(Cost $169,872,952)		228,206,957
United Arab Emirates 0.4%
Emaar Properties (Cost $10,778,192)	3,262,648	9,682,371
United Kingdom 17.4%
3i Group PLC	1,900,700	40,501,841
AMEC PLC	5,114,296	67,440,238
Anglo American PLC	647,328	37,259,211
BAE Systems PLC	2,461,832	22,989,059
Croda Internatinal PLC	1,269,908	16,943,031
Greene King PLC	1,562,435	31,673,869
Hammerson PLC	452,910	12,151,215
Informa PLC	1,428,481	16,507,344
Prudential PLC	1,750,019	24,865,598
Serco Group PLC	3,291,821	28,132,734
Standard Chartered PLC	830,296	25,671,210
Tesco PLC	3,003,433	25,860,953
Vodafone Group PLC	3,837,252	12,412,110
Whitbread PLC	950,699	31,584,324
(Cost $339,743,674)		393,992,737
Total Common Stocks (Cost $1,781,398,156)		2,197,940,453

Preferred Stocks 1.6%
Germany
Porsche AG (Cost $20,698,775)	19,891	35,559,974

Rights 0.0%
Thailand
True Corp. PCL, Expiration Date 4/3/2008* (Cost $0)	431,146	0

Securities Lending Collateral 7.8%
Daily Assets Fund Institutional, 5.49% (c) (d) (Cost $178,056,062)	178,056,062	178,056,062

Cash Equivalents 1.0%
Cash Management QP Trust, 5.32% (c) (Cost $22,349,441)	22,349,441	22,349,441
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,002,502,434)+	107.5	2,433,905,930
Other Assets and Liabilities, Net	(7.5)	(169,634,301)
Net Assets	100.0	2,264,271,629
* Non-income producing security.
+ The cost for federal income tax purposes was $2,004,440,654. At August 31, 2007, net unrealized appreciation for all securities based on tax cost was $429,465,276. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $464,629,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,164,234.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2007 amounted to $171,757,507 which is 7.5% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments: Investments in securities, at value (cost $1,802,096,931) — including $171,757,507 of securities loaned	$ 2,233,500,427
Investment in Daily Assets Fund Institutional (cost $178,056,062)*	178,056,062
Investment in Cash Management QP Trust (cost $22,349,441)	22,349,441
Total investments, at value (cost $2,002,502,434)	2,433,905,930
Foreign currency, at value (cost $15,362,233)	15,444,466
Dividends receivable	1,568,236
Interest receivable	316,482
Receivable for Fund shares sold	514,132
Foreign taxes recoverable	883,235
Other assets	44,830
Total assets	2,452,677,311
Liabilities
Cash overdraft	10,063
Payable for investments purchased	6,466,967
Payable upon return of securities loaned	178,056,062
Payable for Fund shares redeemed	1,265,472
Deferred foreign taxes payable	16,501
Accrued management fee	1,057,068
Other accrued expenses and payables	1,533,549
Total liabilities	188,405,682
Net assets, at value	$ 2,264,271,629
Net Assets Consist of
Undistributed net investment income	17,639,896
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $16,501)	431,386,995
Foreign currency	174,036
Accumulated net realized gain (loss)	(486,296,150)
Paid-in capital	2,301,366,852
Net assets, at value	$ 2,264,271,629
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($307,520,073 ÷ 4,578,147 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 67.17
Maximum offering price per share (100 ÷ 94.25 of $67.17)	$ 71.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,468,202 ÷ 444,365 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 66.32

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,048,135 ÷ 483,418 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 66.29
Class S Net Asset Value, offering and redemption price(a) per share ($1,869,549,216 ÷ 27,667,939 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 67.57
Institutional Class Net Asset Value, offering and redemption price(a) per share ($25,686,003 ÷ 381,450 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 67.34
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,338,701)	$ 42,623,122
Interest — Cash Management QP Trust	1,965,795
Interest	279,317
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,414,688
Other Income	13,174
Total Income	46,296,096
Expenses: Management fee	10,999,420
Administration fee	1,884,854
Services to shareholders	3,408,365
Distribution service fees	1,164,011
Custodian fee	725,655
Reports to shareholders	268,939
Auditing	97,765
Registration fees	71,198
Director's fees and expenses	66,980
Legal	39,968
Other	203,192
Total expenses before expense reductions	18,930,347
Expense reductions	(36,019)
Total expenses after expense reductions	18,894,328
Net investment income (loss)	27,401,768
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign tax credit of $2,078)	395,132,384
Foreign currency (including foreign tax credit of $776,933)	505,372
Increase from payments by affiliates (Note F)	61,177
395,698,933
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes of $7,526)	(83,428,001)
Foreign currency	(536,995)
(83,964,996)
Net gain (loss)	311,733,937
Net increase (decrease) in net assets resulting from operations	$ 339,135,705

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2007	2006
Operations: Net investment income (loss)	$ 27,401,768	$ 38,616,612
Net realized gain (loss)	395,698,933	309,521,863
Change in net unrealized appreciation (depreciation)	(83,964,996)	(13,291,014)
Net increase (decrease) in net assets resulting from operations	339,135,705	334,847,461
Distributions to shareholders from: Net investment income: Class A	(6,826,031)	(3,830,201)
Class B	(441,052)	(213,541)
Class C	(429,721)	(178,554)
Class AARP	—	(491,370)
Class S	(43,838,461)	(27,162,547)
Institutional Class	(762,196)	(117,685)
Fund share transactions: Proceeds from shares sold	141,186,762	152,906,437
Net assets acquired in tax-free reorganizations	427,148,405	—
Reinvestment of distributions	47,884,555	29,508,984
Cost of shares redeemed	(329,296,767)	(383,900,323)
Redemption fees	15,250	37,431
Net increase (decrease) in net assets from Fund share transactions	286,938,205	(201,447,471)
Increase (decrease) in net assets	573,776,449	101,406,092
Net assets at beginning of period	1,690,495,180	1,589,089,088
Net assets at end of period (including undistributed net investment income of $17,639,896 and $19,838,630, respectively)	$ 2,264,271,629	$ 1,690,495,180

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 57.01	$ 47.44	$ 37.86	$ 33.18	$ 32.35
Income (loss) from investment operations: Net investment income (loss)[a]	.77[e]	1.13[d]	.56	.16	.26
Net realized and unrealized gain (loss)	11.05	9.31	9.48	4.82	.79
Total from investment operations	11.82	10.44	10.04	4.98	1.05
Less distributions from: Net investment income	(1.66)	(.87)	(.46)	(.30)	(.22)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 67.17	$ 57.01	$ 47.44	$ 37.86	$ 33.18
Total Return (%)[b]	21.03[c]	22.24[c]	26.63	15.06	3.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	241	219	192	204
Ratio of expenses before expense reductions (%)	1.24	1.32	1.33	1.55	1.49
Ratio of expenses after expense reductions (%)	1.24	1.30	1.33	1.55	1.49
Ratio of net investment income (loss) (%)	1.21[e]	2.16[d]	1.28	.41	.84
Portfolio turnover rate (%)	104	76	57	82	104
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 56.18	$ 46.74	$ 37.36	$ 32.74	$ 31.95
Income (loss) from investment operations: Net investment income (loss)[a]	.23[e]	.51[d]	.13	(.14)	.03
Net realized and unrealized gain (loss)	10.89	9.26	9.31	4.77	.76
Total from investment operations	11.12	9.77	9.44	4.63	.79
Less distributions from: Net investment income	(.98)	(.33)	(.06)	(.01)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 66.32	$ 56.18	$ 46.74	$ 37.36	$ 32.74
Total Return (%)[b]	20.01[c]	20.92[c]	25.21[c]	14.19[c]	2.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	28	33	40	47
Ratio of expenses before expense reductions (%)	2.16	2.42	2.62	2.49	2.27
Ratio of expenses after expense reductions (%)	2.14	2.35	2.37	2.37	2.27
Ratio of net investment income (loss) (%)	.31[e]	1.00[d]	.24	(.41)	.06
Portfolio turnover rate (%)	104	76	57	82	104
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 56.22	$ 46.74	$ 37.35	$ 32.74	$ 31.94
Income (loss) from investment operations: Net investment income (loss)[a]	.30[e]	.67[d]	.18	(.14)	.03
Net realized and unrealized gain (loss)	10.90	9.21	9.32	4.76	.77
Total from investment operations	11.20	9.88	9.50	4.62	.80
Less distributions from: Net investment income	(1.13)	(.40)	(.11)	(.01)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 66.29	$ 56.22	$ 46.74	$ 37.35	$ 32.74
Total Return (%)[b]	20.10[c]	21.26	25.44	14.17[c]	2.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	23	22	22	22
Ratio of expenses before expense reductions (%)	2.01	2.11	2.24	2.38	2.26
Ratio of expenses after expense reductions (%)	2.01	2.11	2.24	2.36	2.26
Ratio of net investment income (loss) (%)	.44[e]	1.31[d]	.37	(.40)	.07
Portfolio turnover rate (%)	104	76	57	82	104
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
* Amount is less than $.005.

Class S Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 57.34	$ 47.74	$ 38.10	$ 33.36	$ 32.51
Income (loss) from investment operations: Net investment income[a]	.97[d]	1.28[c]	.71	.30	.35
Net realized and unrealized gain (loss)	11.11	9.37	9.54	4.86	.80
Total from investment operations	12.08	10.65	10.25	5.16	1.15
Less distributions from: Net investment income	(1.85)	(1.05)	(.61)	(.42)	(.30)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 67.57	$ 57.34	$ 47.74	$ 38.10	$ 33.36
Total Return (%)	21.42[b]	22.61[b]	27.06	15.49[b]	3.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,870	1,390	1,278	1,273	1,444
Ratio of expenses before expense reductions (%)	.93	1.02	.98	1.23	1.18
Ratio of expenses after expense reductions (%)	.93	1.01	.98	1.17	1.18
Ratio of net investment income (%)	1.52[d]	2.40[c]	1.63	.79	1.15
Portfolio turnover rate (%)	104	76	57	82	104
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
* Amount is less than $.005.

Institutional Class Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 57.10	$ 47.58	$ 37.99	$ 33.28	$ 32.42
Income (loss) from investment operations: Net investment income[a]	1.06[d]	1.52[c]	.76	.39	.43
Net realized and unrealized gain (loss)	11.06	9.12	9.51	4.84	.80
Total from investment operations	12.12	10.64	10.27	5.23	1.23
Less distributions from: Net investment income	(1.88)	(1.12)	(.68)	(.52)	(.37)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 67.34	$ 57.10	$ 47.58	$ 37.99	$ 33.28
Total Return (%)	21.60[b]	22.65[b]	27.18	15.77[b]	3.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	8	9	8	21
Ratio of expenses before expense reductions (%)	.79	.98	.85	.96	.92
Ratio of expenses after expense reductions (%)	.79	.96	.85	.94	.92
Ratio of net investment income (%)	1.66[d]	2.87[c]	1.76	1.02	1.41
Portfolio turnover rate (%)	104	76	57	82	104
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $407,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011, the expiration date. During the year ended August 31, 2007, the Fund utilized approximately $367,000,000 of prior year capital loss carryforwards.

In addition, the Fund inherited approximately $297,000,000 of capital loss carryforwards from its merger with the DWS International Equity Fund of which $3,600,000 was utilized in the current year; approximately $215,000,000 was determined non-usable; and approximately $78,400,000 was determined usable against any net realized taxable gains of each succeeding year until fully utilized or until August 31, 2009 ($51,200,000), August 31, 2010 ($27,200,000) the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year the Fund received a refund of a prior year charge for a 20% Taiwan dollar income tax on foreign exchange gain transactions.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 18,361,701
Capital loss carryforwards	$ 407,000,000
Net unrealized appreciation (depreciation) on investments	$ 429,465,276

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2007	2006
Distributions from ordinary income	$ 52,297,461	$ 31,993,898

Redemption Fees. For the period from September 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,912,738,200 and $2,031,834,450, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period September 1, 2006 through June 10, 2007, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $6 billion of the Fund's average daily net assets	.590%
Next $1 billion of such net assets	.540%
Over $7 billion of such net assets	.515%

Effective June 11, 2007, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2007, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.25%
Class C	2.10%
Class S	.94%
Institutional Class	.88%

For Class S shares, effective October 1, 2006 through June 10, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.00%.

For the period from June 11, 2007 through November 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class S	.95%
Institutional Class	.88%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2007, the Advisor received an Administration Fee of $1,884,854, of which $187,079 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 597,594	$ 270	$ 111,832
Class B	106,655	5,350	25,832
Class C	58,992	841	14,468
Class S	1,691,475	29,399	337,875
Institutional Class	2,239	159	403
	$ 2,456,955	$ 36,019	$ 490,410

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class B	$ 206,715	$ 21,184
Class C	192,481	21,051
	$ 399,196	$ 42,235

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annual Effective Rate
Class A	$ 634,513	$ 58,319.24%
Class B	67,311	6,661.24%
Class C	62,991	4,382.25%
	$ 764,815	$ 69,362

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2007 aggregated $17,375.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2007, the CDSC for Class B and C shares aggregated $51,750 and $1,105, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2007, DWS-SDI received $981 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $38,475, of which $16,582 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	626,170	$ 39,507,429	863,751	$ 45,836,447
Class B	58,833	3,709,973	94,812	4,918,013
Class C	95,931	6,130,321	90,126	4,707,899
Class AARP*	—	—	83,055	4,490,357
Class S	1,122,930	71,278,934	1,629,654	86,488,773
Institutional Class	339,713	20,560,105	122,336	6,464,948
		$ 141,186,762		$ 152,906,437
Shares issued in tax-free reorganizations
Class A	593,267	$ 40,112,543	—	$ —
Class B	94,055	6,271,397	—	—
Class C	127,039	8,464,737	—	—
Class S	5,377,222	372,299,728	—	—
		$ 427,148,405		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	105,853	$ 6,436,917	72,043	$ 3,631,717
Class B	7,153	431,983	4,154	207,751
Class C	6,625	399,705	3,339	166,870
Class AARP*	—	—	9,002	455,434
Class S	657,318	40,132,050	492,678	24,929,527
Institutional Class	7,961	483,900	2,336	117,685
		$ 47,884,555		$ 29,508,984
Shares redeemed
Class A	(983,133)	$ (61,971,278)	(1,314,465)	$ (68,658,579)
Class B	(221,017)	(13,694,184)	(310,108)	(16,112,169)
Class C	(153,441)	(9,676,919)	(165,557)	(8,579,993)
Class AARP*	—	—	(87,607)	(4,620,492)
Class S	(3,726,084)	(237,303,320)	(5,235,374)	(277,376,864)
Institutional Class	(107,617)	(6,651,066)	(168,445)	(8,552,226)
		$ (329,296,767)		$ (383,900,323)
Shares converted
Class AARP*	—	$ —	(573,428)	(30,188,152)
Class S	—	—	572,613	30,188,152
		$ —		$ —
Redemption fees		$ 15,250		$ 37,431
Net increase (decrease)
Class A	342,157	$ 24,089,755	(378,671)	$ (19,173,281)
Class B	(60,976)	(3,280,413)	(211,142)	(10,984,802)
Class C	76,154	5,317,844	(72,092)	(3,705,161)
Class AARP*	—	—	(568,978)	(29,862,398)
Class S	3,431,386	246,417,351	(2,540,429)	(135,752,236)
Institutional Class	240,057	14,393,668	(43,773)	(1,969,593)
		$ 286,938,205		$ (201,447,471)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. The conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

F. Payments made by Affiliates

During the year ended August 31, 2007, the Advisor fully reimbursed the Fund $61,177 for losses incurred on trades executed incorrectly. The amount of these losses was less than $0.01 per share, thus having no impact on the Fund's total return.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Acquisition of Assets

On June 11, 2007, the Fund acquired all of the net assets of DWS Pacific Opportunities Fund pursuant to a plan of reorganization approved by shareholders on March 15, 2007. The acquisition was accomplished by a tax-free exchange of 1,994,067 Class A shares, 338,594 Class B shares, 467,072 Class C shares and 9,106,582 Class S shares of DWS Pacific Opportunities Fund, respectively, for 436,327 Class A shares, 73,311 Class B shares, 101,296 Class C shares and 2,004,779 Class S shares of the Fund, respectively, outstanding on June 8, 2007. DWS Pacific Opportunities Fund's net assets at that date of $175,062,425, including $1,621,093 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,888,082,543. The combined net assets of the Fund immediately following the acquisition were $2,063,144,968.

On July 23, 2007, the Fund acquired all of the net assets of DWS International Equity Fund pursuant to a plan of reorganization approved by shareholders on May 30, 2007. The acquisition was accomplished by a tax-free exchange of 599,925 Class A shares, 79,038 Class B shares, 99,958 Class C shares and 6,648,361 Class S shares of DWS International Equity Fund, respectively, for 156,940 Class A shares, 20,744 Class B shares, 25,743 Class C shares and 3,372,443 Class S shares of the Fund, respectively, outstanding on July 20, 2007. DWS International Equity Fund's net assets at that date of $252,085,980, including $59,809,642 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,135,010,570. The combined net assets of the Fund immediately following the acquisition were $2,387,096,550.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (the "Fund") at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $3,072,258 and earned $26,211,643 of foreign source income during the year ended August 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $0.78 per share as income earned from foreign sources for the year ended August 31, 2007.

For federal income tax purposes, the Fund designates $46,885,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS International Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$81,000	$0	$0	$0
2006	$77,250	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$98,500	$25,000	$0
2006	$115,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007